UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2012

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code               (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01             Completion of Acquisition of Disposition of Assets

On June 1, 2012, Ramco-Gershenson Properties Trust, Inc. (“RGPT”) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P, completed the acquisitions of Harvest Junction North and Harvest Junction South (the “Acquired Properties”) located in Longmont, Colorado from affiliates of Panattoni Development Company, Inc. for $69.1 million, excluding transaction costs.  Combined, the two centers encompass 336,345 square feet on approximately 38 acres.

The purchase was funded with net proceeds received from RGPT’s underwritten public offering of common shares completed in May 2012 and described in Form 8-K filed with the SEC on May 23, 2012.

Financial statements required to comply with the rules and regulations of the SEC, including Rule 3-14 of Regulations S-X for the purchase and pro forma financial statements reflecting the effect of this purchase, are included herein under item 9.01.

Item 9.01             Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The Acquired Properties

Report of Independent Registered Public Accounting Firm.

Combined Statements of Revenues and Certain Expenses for the six months ended June 30, 2012 (unaudited) and the year ended December 31, 2011.

Notes to Combined Statements of Revenues and Certain Expenses.

(b)	Unaudited Pro Forma Financial Information

Ramco-Gershenson Properties Trust, Inc.

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012 (unaudited).

Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2012 (unaudited).

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (unaudited).

Notes and adjustments to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011 (unaudited).

(d)	Exhibits.

23.1 Consent of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Ramco-Gershenson Properties Trust

We have audited the accompanying combined statement of revenues and certain expenses (the “Statement”) of Harvest Junction North and Harvest Junction South (the “Acquired Properties”) for the year ended December 31, 2011. This Statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Statement as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting as it relates to the Statement.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission (for inclusion in this Form 8-K of Ramco-Gershenson Properties Trust) as discussed in Note 1 to the Statement and is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses discussed in Note 1 to the Statement for the year ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Southfield, Michigan
August 20, 2012

THE ACQUIRED PROPERTIES
COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(in thousands)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
	(unaudited)
REVENUES:
Minimum rent	$2,400	$4,725
Recovery income from tenants and other income	1,163	1,743
TOTAL REVENUES	3,563	6,468

CERTAIN EXPENSES:
Property operating expenses	181	543
Property taxes	1,032	1,258
General and administrative	39	125
TOTAL CERTAIN EXPENSES	1,252	1,926

Revenues in excess of certain expenses	$2,311	$4,542

See accompanying notes to the combined statements of revenues and certain expenses.

The Acquired Properties
Notes to the Combined Statements of Revenues and Certain Expenses
For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011
(dollars in thousands)

1.	Business and Basis of Presentation

On June 1, 2012, Ramco-Gershenson Properties Trust, Inc. (“RGPT”) through its majority-owned partnership subsidiary, Ramco-Gershenson Properties, L.P, completed the acquisitions of Harvest Junction North and Harvest Junction South (the “Acquired Properties”) located in Longmont, Colorado from affiliates of Panattoni Development Company, Inc. for $69.1 million, excluding transaction costs.

Harvest Junction South is 176,960 square feet and includes national retailers, such as Bed Bath & Beyond, Marshalls, Ross Dress for Less, Michaels and Petco.  It is adjacent to and has a reciprocal easement agreement with Lowes. Harvest Junction North is 159,385 square feet and is anchored by Best Buy, Dick’s Sporting Goods, Staples and Ulta.  Both centers were built in 2006.

The accompanying combined statement of revenues and certain expenses (the “Statements”) have been prepared on the accrual basis of accounting.  The Statements have been prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission ("SEC"), Regulation S-X, Rule 3-14, and for inclusion in a Current Report on Form 8-K of RGPT.  The Statements are not intended to be a complete presentation of the revenues and expenses of the Acquired Properties.  Certain expenses, primarily depreciation and amortization, interest, property management fees and other costs not directly related to the future operations of the Acquired Properties, have been excluded.

The statement of revenues and certain expenses for the six months ended June 30, 2012 is unaudited; however, in the opinion of management, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of the revenues and certain expenses for the interim period have been included. Revenues and certain expenses for the interim period are not necessarily indicative of the results that may be expected for the full year.

We have evaluated whether any subsequent events have occurred up through the time of issuing these statements on August 20, 2012.

2.	Summary of Significant Accounting Policies

Revenue Recognition

Our shopping center space is generally leased to retail tenants under leases that are classified as operating leases. We recognize minimum rents using the straight-line method over the terms of the leases commencing when the tenant takes possession of the space and when construction of landlord funded improvements is substantially complete. Certain of the leases also provide for contingent percentage rental income which is recorded on an accrual basis once the specified sales target is achieved. The leases also provide for recoveries from tenants of CAM, real estate taxes and other operating expenses. These recoveries are estimated and recognized as revenue in the period the recoverable costs are incurred or accrued.

Property Operating Expenses

Property operating expenses represent the direct expenses of operating the property and include maintenance, utilities, and repair costs that are expected to continue in the ongoing operations of the Acquired Properties.  Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates

The preparation of the Statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts in the Statements and accompanying footnotes. Actual results could differ from those estimates.

3.	Future Minimum Rental Income

Shopping center space at the Acquired Properties is leased to tenants and certain anchors pursuant to lease agreements.  Tenant leases typically provide for minimum rent and other charges to cover operating costs.  Future minimum rent obligations under non-cancellable operating leases in effect at December 31, 2011 are as follows:

Year Ending December 31,

2012	$4,779
2013	4,660
2014	4,580
2015	4,301
2016	3,731
Thereafter	1,822
Total	$23,873

RAMCO-GERSHENSON PROPERTIES TRUST
UNAUDITED PRO FORMA FINANCIAL INFORMATION INTRODUCTION

The unaudited condensed consolidated balance sheet as of June 30, 2012 presented in the Registrant’s Form 10-Q for the six months ended June 30, 2012 includes the June 1, 2012 acquisition of the Acquired Properties.

This accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011 are presented as if the acquisition of the Acquired Properties occurred on January 1, 2011.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto filed with the SEC.  In management’s opinion, all adjustments necessary to reflect the significant effects of these transactions have been made. These statements are based on assumptions and estimates considered appropriate by our management; however, they are unaudited and are not necessarily, and should not be assumed to be, an indication of our financial position or results of operations that would have been achieved had the acquisitions been completed as of the dates indicated or that may be achieved in the future.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	Statement of Revenues and Certain Expenses - The Acquired Properties (2)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$43,159	$2,400	$24	(3)	$45,583
Percentage rent	208	-	-		208
Recovery income from tenants	15,444	1,163	(41)	(4)	16,566
Other property income	1,175	-	-		1,175
Management and other fee income	1,914	-	-		1,914
TOTAL REVENUE	61,900	3,563	(17)		65,446

EXPENSES
Real estate taxes	8,753	1,032	(100)	(4)	9,685
Recoverable operating expense	7,320	181	(11)	(4)	7,490
Other non-recoverable operating expense	1,274	-	(14)	(4)	1,260
Depreciation and amortization	18,376	-	1,620	(5)	19,996
General and administrative expense	9,756	39	-		9,795
TOTAL EXPENSES	45,479	1,252	1,495		48,226

INCOME BEFORE OTHER INCOME AND EXPENSES AND TAX	16,421	2,311	(1,512)		17,220

OTHER INCOME AND EXPENSES
Other income, net	117	-	-		117
Gain on sale of real estate	69	-	-		69
Earnings from unconsolidated joint ventures	1,076	-	-		1,076
Interest expense	(13,079)	-	-		(13,079)
Amortization of deferred financing fees	(754)	-	-		(754)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX	3,850	2,311	(1,512)		4,649
Income tax provision	(1)	-	-		(1)
INCOME FROM CONTINUING OPERATIONS	3,849	2,311	(1,512)		4,648

NET INCOME	3,849	2,311	(1,512)		4,648
Net loss attributable to noncontrolling partner interest	239	-	42		281
NET INCOME ATTRIBUTABLE TO RPT	4,088	2,311	(1,470)		4,929
Preferred share dividends	(3,625)	-	-		(3,625)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$463	$2,311	$(1,470)		$1,304

EARINGS PER COMMON SHARE (6)
Continuing operations - basic	$0.01				$0.03
Continuing operations - diluted	$0.01				$0.03

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	40,773				45,137
Diluted	40,773				45,137

See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012
(Unaudited)

(1)
Represents the consolidated continuing operations of the Registrant for the six months ended June 30, 2012.  Revenues and expenses related to discontinued operations are not included.  See the historical consolidated financial statements and notes thereto presented in the Registrant’s Form 10-Q for the six months ended June 30, 2012.

(2)
Represents the combined revenues and certain expenses of the Acquired Properties for the six months ended June 30, 2012 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(3)	Represents the net adjustments to record tenant rents on a straight-line basis from the acquisition date over the remaining term of the in-place.
(4)
Represents adjustments to the historical statement for the June 2012 activity captured in the Acquired Properties Combined Statement of Revenues and Certain Expenses for the six months ended June 30, 2012.

(5)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.

(6)
Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share,” which requires the allocation of non-controlling interest between continuing and discontinued operations.  The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the six months ended June 30, 2012.  The increase in weighted average common shares outstanding and common share equivalents outstanding relates to the common equity offering completed in May, 2012 and is reflected as if the offering coincided with the acquisition of the properties on January 1, 2011 for the pro forma financial statements.

RAMCO-GERSHENSON PROPERTIES TRUST
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(In thousands, except per share amounts)
(Unaudited)

	Historical (1)	Statement of Revenues and Certain Expenses - The Acquired Properties (2)	Pro Forma Adjustments		Pro Forma
REVENUE
Minimum rent	$81,958	$4,725	$71	(3)	$86,754
Percentage rent	256	-	-		256
Recovery income from tenants	30,813	1,743	-		32,556
Other property income	4,167	-	-		4,167
Management and other fee income	4,126	-	-		4,126
TOTAL REVENUE	121,320	6,468	71		127,859

EXPENSES
Real estate taxes	17,253	1,258	-		18,511
Recoverable operating expense	15,438	543	-		15,981
Other non-recoverable operating expense	3,704	-	-		3,704
Depreciation and amortization	36,255	-	3,763	(4)	40,018
General and administrative expense	19,650	125	-		19,775
TOTAL EXPENSES	92,300	1,926	3,763		97,989

INCOME BEFORE OTHER INCOME AND EXPENSES AND TAX	29,020	4,542	(3,692)		29,870

OTHER INCOME AND EXPENSES
Other expense, net	(257)	-	-		(257)
Gain on sale of real estate	2,441	-	-		2,441
Earnings from unconsolidated joint ventures	1,669	-	-		1,669
Interest expense	(28,138)	-	-		(28,138)
Amortization of deferred financing fees	(1,869)	-	-		(1,869)
Provision for impairment	(27,800)	-	-		(27,800)
Provision for impairment on equity investments in unconsolidated joint ventures	(9,611)	-	-		(9,611)
Loss on early extinguishment of debt	(1,968)	-	-		(1,968)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAX	(36,513)	4,542	(3,692)		(35,663)
Income tax provision	(795)	-	-		(795)
(LOSS) INCOME FROM CONTINUING OPERATIONS	(37,308)	4,542	(3,692)		(36,458)

NET (LOSS) INCOME	(37,308)	4,542	(3,692)		(36,458)
Net loss (income) attributable to noncontrolling partner interest	1,928	-	(53)		1,875
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	(35,380)	4,542	(3,745)		(34,583)
Preferred share dividends	(5,244)	-	-		(5,244)
NET (LOSS) INCOME AVAILABLE TO COMMON SHAREHOLDERS	$(40,624)	$4,542	$(3,745)		$(39,827)

LOSS PER COMMON SHARE (5)
Continuing operations - basic	$(1.05)				$(0.94)
Continuing operations - diluted	$(1.05)				$(0.94)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	38,466				42,271
Diluted	38,466				42,271

See accompanying notes.

RAMCO-GERSHENSON PROPERTIES TRUST
NOTES AND ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011
(Unaudited)

(1)
Represents the condensed consolidated continuing operations of the Registrant for the year ended December 31, 2011.  Revenues and expenses related to discontinued operations are not included.  See the historical consolidated financial statements and notes thereto presented in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011.

(2)
Represents the combined revenues and certain expenses of the Acquired Properties for the year ended December 31, 2011 as presented in the statement of revenues and certain expenses included in this Form 8-K.

(3)	Represents the net adjustments to record tenant rents on a straight-line basis from the acquisition date over the remaining term of the in-place leases.
(4)
Represents the estimated depreciation and amortization of the acquired assets on a straight-line basis.  Tenant improvements and the value of in-place leases are depreciated over the remaining lives of the related leases.  Buildings are depreciated over the estimated remaining useful lives which are 40 years.

(5)
Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share,” which requires the allocation of non-controlling interest between continuing and discontinued operations.  The historical earnings per share amounts are the amounts reported in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011.  The increase in weighted average common shares outstanding and common share equivalents outstanding relates to the common equity offering completed in May, 2012 and is reflected as if the offering coincided with the acquisition of the properties on January 1, 2011 for the pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: August 20, 2012	By: /s/ GREGORY R. ANDREWS
Gregory R. Andrews
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm